EXHIBIT (4)(c)

      ---------------------------------------------------------------------

                             THE MEAD CORPORATION

                                      TO

                        BANKERS TRUST COMPANY, TRUSTEE

                        ------------------------------

                       Second Supplemental Indenture

                        Dated as of October 15, 1989

                                 TO INDENTURE

                           Dated as of July 15, 1982

                                 As Amended by

                         First Supplemental Indenture

                           Dated as of March 1, 1987



      ---------------------------------------------------------------------


          SECOND SUPPLEMENTAL INDENTURE, dated as of October 15, 1989, between THE MEAD CORPORATION, a corporation duly organized and existing under the laws of the State of Ohio (the "Company"), having its principal offices at Dayton, Ohio and BANKERS TRUST COMPANY, a corporation duly organized and existing under the laws of the State of New York, as Trustee (the "Trustee").

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of July 15, 1982, and a First Supplemental Indenture (the "First Supplemental Indenture"), dated as of March 1, 1987 (as so supplemented, the "Indenture"), providing for the issuance from time to time of its unsecured debentures, notes and other evidences of indebtedness (herein and therein called the "Securities"), to be issued in one or more series as in the Indenture provided;

          WHEREAS, Sections 901(5) and 901(9) of the Indenture provide, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into an indenture supplemental to the Indenture
     (1) for the purpose of changing or eliminating any provision of the Indenture, provided that such change or elimination becomes effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision and
     (2) for the purpose of making any other provisions with respect to matters arising under the Indenture, provided that such action does not adversely affect the interests of the Holders of Securities of any series in any material respect;

          WHEREAS, the Company pursuant to the foregoing authority, proposed in and by this Second Supplemental Indenture to amend the Indenture in certain respects with respect to the Securities of any series created on or after the date hereof; and

          WHEREAS, all things necessary to make this Second
    Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                                 AGREEMENT

         NOW, THEREFORE, the Company and the Trustee hereby agree as follows:

          1. Section 101 of the Indenture is hereby amended by adding the following definitions:

          "Authorized Newspaper" means a newspaper in an official language of the country of publication or in the English language, in either case customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

          "Bearer Security" means any Security in the form of bearer securities established pursuant to Section 201 that is payable to bearer.

          "CEDEL S.A." means Centrale de Livraison de Valeurs
          Mobilieres S.A.

          The term "coupon" means any interest coupon appertaining to a Bearer Security.

          "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

          "Designated Currency" has the meaning specified in Section
          313.

          "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

          "Euro-clear" means Morgan Guaranty Trust Company of New
          York, Brussels office, or its successor as operator of the Euro-clear System.

          "European Communities" means the European Economic
          Community, the European Coal and Steel Community and the European Atomic Energy Community.

          "Exchange Rate" means the exchange rate set forth in the Officers' Certificate or supplemental indenture establishing a series of Securities pursuant to Section 301.

          "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

          "Global Security" means a Registered or Bearer Security evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee in accordance with Section 303, and bearing the legend prescribed in
          Section 303.

          "Registered Security" means any Security in the form of registered securities established pursuant to Section 201 that is registered in the Security Register.

          "United States" means the United States of America
          (including the States thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

          "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

          "U.S. Government Obligations" has the meaning specified in
          Section 1304.

          2. The definitions of "Business Day", "Holder", "Place of Payment" and "Securities" in Section 101 of the Indenture are hereby amended to read in full as follows:

          "Business Day", when used with respect to any Place of Payment or any other particular location referred to in the Indenture or in the Securities, means, except as may otherwise be provided in the form of Securities of any particular series pursuant to the provisions of this Indenture, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

          "Holder", with respect to a Registered Security, means a Person in whose name such Registered Security is registered in the Security Register and, with respect to a Bearer
          Security or a coupon, means the bearer thereof.

          "Place of Payment", when used with respect to the Securities of any series payable in Dollars, means the Corporate Trust office of the Trustee in the Borough of Manhattan, the City and State of New York, when used with respect to the Securities of any series payable in a Foreign Currency, means the place or places where such Foreign Currency is the legal tender, and, when used with respect to the Securities of any series, means such other place or places, if any, where the principal of (and premium, if any) and any interest on the Securities of that series are payable as specified as contemplated by Section 301, in all cases subject to the provisions of Section 1002.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture. Where appropriate in the context of this Indenture, the term "Securities" includes any coupons appertaining to any Bearer Securities.

          3. Section 104 of the Indenture is hereby amended as follows:

          (a) By adding the following immediately after the first sentence of subdivision (a):

          If Securities of a series are issuable in whole or part as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may, alternatively, be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record.

          (b)  By adding the following  at  the  end  of  subdivision
     (a):

          The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1406.

          (c) By relettering Section 104(d) as Section 104(h) and by adding the following immediately prior to new Section 104(h):

          (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities in the amount and with the serial numbers therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate of affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

          (e) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

          (f) If the Company shall solicit from the Holders of Securities of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion.

          If such a record date is fixed, such request, demand, authorization, direction, notice, consent and waiver or other Act may be sought or given before or after the record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders of Registered Securities for the purpose of determining whether Holders of the requisite proportion of Securities of such series Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Registered Securities of such series Outstanding shall be computed as of such record date.

          (g) For purposes of determining the principal amount of Outstanding Securities of any series the Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under this Indenture and for purposes of determining whether a quorum is present at a meeting of Holders of Securities, (i) each original Issue Discount Security shall be deemed to have the principal amount determined by the Trustee that would be due and payable upon acceleration of the Maturity thereof pursuant to Section 502 and the terms of such Original Issue Discount Security as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, the Company and (ii) each Security denominated in a Foreign Currency or composite currency shall be deemed to have the principal amount determined by the exchange rate agent specified pursuant to
          Section 301 by converting the principal amount of such Security in the currency in which such Security is denominated into Dollars at the Exchange Rate as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Company (or, if there is no such rate on such date, such rate as determined by such exchange rate agent).

          4. Section 106 of the Indenture is hereby amended as follows:

          (a) By deleting the first sentence of the first paragraph and inserting in its place the following:

          Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and (2) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, in London and, if the Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, in Europe on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

          (b)  By adding the following to the end thereof:

          In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

          Any request, demand, authorization, direction, notice, consent, election, waiver or other Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.


          5. Section 301 of the Indenture (as amended by the First Supplemental Indenture) is hereby further amended as follows:

          (a) By deleting Section 301(8) and inserting in its place the following:

          (8) the denominations in which Registered Securities of the series, if any, shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which Bearer Securities of the series, if any, shall be issuable if other than the denomination of $5,000;

          (b)  By deleting the word "and" from the end of Section
     301(10), by renumbering Section 301(11) as Section 301(18) and by inserting the following immediately prior to new Section 301(18):

          (11) whether Bearer Securities of the series are to be issuable and, if so, whether Registered Securities of the series are also to be issuable;

          (12) if Bearer Securities of the series are to be issuable,
          (x) whether interest in respect of any portion of a temporary Security in global form (representing all of the Outstanding Bearer Securities of the series) payable in respect of any Interest Payment Date prior to the exchange of such temporary Security for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date, and (y) the terms upon which interests in such temporary Security in global form may be exchanged for interests in a permanent Global Security or for definitive Securities of the series and the terms upon which interest in a permanent Global Security, if any, may be exchanged for definitive Securities of the series;

          (13) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global
          Securities and, in such case, the Depositary for such Global Security or Securities;

          (14) if other than Dollars, the currency of denomination of the Securities of any series, which may be in Dollars, any Foreign Currency or any composite currency, including but not limited to the ECU, and, if such currency of denomination is a composite currency other than the ECU, the agency or organization, if any, responsible for overseeing such composite currency;

          (15) if other than Dollars, the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Securities of the series will be made, and the currency or currencies, if any, in which payment of the principal of (and premium, if any) or the interest on Registered Securities of the series, at the election of each of the Holders thereof, may also be payable, and the periods within which and the terms and conditions upon which such election is to be made, the manner in which the exchange rate with respect to such payment shall be determined and the agent appointed by the Company in connection with the determination of the exchange rate, and whether Section 312 will be applicable to Securities of the Series;

          (16) if the amount of payments of principal of (and premium, if any) or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

          (17) whether and under what conditions additional amounts shall be payable to Holders of Securities pursuant to or in a manner different from Section 1010; and

          (c)  By adding the following at the end of Section 301:

          Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable, with different Redemption Dates and may be denominated in different currencies or payable in different currencies.

          6. The second sentence of Section 302 of the Indenture is hereby amended by adding the following to the end thereof:

          , except that Bearer Securities of each series, if any, shall be issuable in the denomination of $5,000.

          7. Section 303 of the Indenture is hereby amended as follows:

          (a) By adding the following to the end of the first paragraph:

          Coupons shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of the Company.

          (b) By adding the following to the end of the first sentence of the third paragraph:

          ; provided, however, that in connection with its original issuance, no Bearer Security (including any Security in global form that is either a Bearer Security or exchangeable for Bearer Securities) or Security delivered in exchange for an interest in the temporary Global Security shall be mailed or otherwise delivered to any location in the United States; and provided further that a Bearer Security (other than a temporary Global Security) and any Security delivered in exchange for an interest in the temporary Global Security may be delivered, in connection with its original issuance, only if the Person entitled to receive such Security shall have furnished either (i) a certificate in the form set forth in Exhibit A to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such Security is delivered or the date on which any temporary Global Security first becomes exchangeable for such Securities in accordance with the terms of such temporary Security or this Indenture, or (ii) a certificate in the form set forth in Exhibit D to this Indenture if such certificate has been furnished after the Exchange Date. If any Security is represented by a permanent Global Security then, for the purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary Global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent Global Security. To the extent authorized in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, such Company Order may be given by any one officer of the Company, may be electronically transmitted, and may provide instructions as to registration of holders, principal amounts, rates of interest, maturity dates and other matters contemplated by such Board Resolution and Officers' Certificate or supplemental indenture to be so instructed in respect thereof. Before authorizing and delivering the first Securities of any series (and upon reasonable request of the Trustee thereafter), the Company shall deliver to the Trustee (i) the certificates called for under Sections 201 and 301 hereof and (ii) an Opinion of Counsel described in the next sentence.

          (c) By adding the following immediately after the third paragraph:

          If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of Outstanding Securities of such series to be represented by one or more Global Securities;
          (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form in accordance with the provisions of the Indenture and the terms of the Securities, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

          Each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

          (d) By deleting the fourth paragraph and inserting the following in its place:

          Each Registered Security shall be dated the date of its authentication. Each Bearer Security shall be dated as of the date specified as contemplated by Section 301.

          (e) By adding the following at the end of the fifth paragraph:

          Except as permitted by Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

          8. Section 304 of the Indenture is hereby amended by deleting the text of Section 304 in its entirety and inserting the following in its place:

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series issuable as Bearer Securities, such temporary Securities may be in global form and shall be delivered only in compliance with the applicable conditions set forth in Section 303.

          Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. Except as otherwise specified or contemplated in Section 301 with respect to a series of securities issuable as Bearer Securities, after the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1002 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto) the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor of authorized denominations; provided, however, that no definitive Bearer Security shall be issued in exchange for a temporary Registered Security.

          If temporary Securities of any series are issued in global form, any such temporary Global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euro-clear and CEDEL S.A. for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

          Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security of a series (the "Exchange Date"), the company shall deliver to the Trustee definitive securities of that series in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Exchange Date such temporary Global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of that series, without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary Global Security a like aggregate principal amount of definitive securities of the same series of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged; provided, however, that, unless otherwise specified in such temporary Global Security, upon such presentation by the Common Depositary, such temporary Global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A. as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form set forth in Exhibit B to this Indenture. The definitive Securities to be delivered in exchange for any such temporary Global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof, provided, however that definitive Securities shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the requirements of Section 303.

          Unless otherwise specified in such temporary Global Security, the interest of a beneficial owner of Securities of a series in a temporary Global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date upon the earlier of (i) the receipt by Euro-clear or CEDEL S.A., as the case may be, after the Exchange Date from the account holder of a certificate in the form set forth in Exhibit D to this Indenture, or (ii) the receipt by Euro-clear or CEDEL S.A., as the case may be, of instructions from the account holder to request such exchange on his behalf and the delivery to Euro-clear or CEDEL S.A., as the case may be, of a certificate in the form set forth in Exhibit A to this Indenture, dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euro-clear and CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or CEDEL S.A. Definitive Securities to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States.

          Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary Global Security on any Interest Payment Date for Securities of such series shall be payable to Euro-clear and CEDEL S.A. on such Interest Payment Date upon delivery by Euro-clear and CEDEL S.A. to the Trustee of a certificate or certificates in the form set forth in Exhibit C to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons for which Euro-clear or CEDEL S.A., as the case may be, hold such temporary Global Security on such Interest Payment Date and who have each delivered to Euro-clear or-CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit D to this Indenture. Any interest so received by Euro-clear and CEDEL S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1003.

          9. Section 305 of the Indenture is hereby amended as follows:

          (a) By deleting the second paragraph in its entirety and the first sentence of the third paragraph and inserting the following in their place:

          Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denomination or denominations, of like tenor and aggregate principal amount.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

          At the option of the Holder, Registered Securities of any series (except a Global Security) may be exchanged for other Registered Securities of the same series of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency. Bearer Securities may not be delivered by the Trustee in exchange for Registered Securities.

          At the option of the Holder, except as otherwise specified as contemplated by Section 301 with respect to a Global Security issued in bearer form, Bearer Securities of any series may be exchanged for Registered Securities (if the Securities of such series are issuable as Registered Securities) or Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination) of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default appertaining thereto; provided, however, delivery of a Bearer Security shall occur only outside the United States. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be.

          (b) By adding the following immediately after the third paragraph:

          If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(13) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

          The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or securities.

          If (a) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default with respect to a series of Securities issued in the form of one or more Global Securities, or (b) if specified by the Company pursuant to Section 301 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of securities in exchange in whole or in part for Securities of such series in definitive form. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge:

               (i) to each Person specified by such Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

               (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

          In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Securities (a) in definitive registered form in authorized denominations, if the securities of such series are issuable as Registered Securities, (b) in definitive bearer form in authorized denominations, with coupons attached, if the Securities of such series are issuable as Bearer securities or (c) as either Registered or Bearer Securities, if the Securities of such series are issuable in either form; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A hereto in accordance with Section 303; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that such certificate is false.

          Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver Bearer Securities issued in exchange for a Global Security pursuant to this Section to the persons, and in such authorized denominations, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A to this Indenture in accordance with
          Section 303; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that such certificate is false.

          (c) By adding the following to the end of the sentence comprising the seventh paragraph:

          , or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series (if the Securities of such series are issuable as Registered Securities), provided that such Registered Security shall be simultaneously surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture.

          10. The third paragraph of Section 306 is hereby amended by adding the following to the end of the sentence comprising the third paragraph:

          ; provided, however, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States; and provided, further, that, with respect to any such coupons, interest represented thereby (but not any additional amounts payable as provided in Section 1010), shall be payable only upon presentation and surrender of the coupons appertaining thereto.

          11. Section 307 of the Indenture is hereby amended as follows:

          (a) By adding the following to the end of the first paragraph:

          In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          (b)  By adding the following to the end of Section 307(l):

               In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          12. Section 308 of the Indenture is hereby amended by adding the following to the end thereof:

          Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and holders of beneficial interests in any Global Security, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of such Global Security. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          13. The Indenture is hereby amended by adding new Sections 311 and 312 immediately after Section 310, as follows:

          SECTION 311. Certification by a Person Entitled to Delivery of Bearer Security.

          Whenever any provision of this Indenture or a Security contemplates that certification be given by a Person entitled to delivery of a Bearer Security, such certification shall be provided substantially in the form of Exhibit A hereto, with only such changes as shall be approved by the Company.

          SECTION 312.  Judgments.

          The Company may provide, pursuant to Section 301, for the Securities of any series that, to the fullest extent provided under applicable law, (a) the obligation, if any, of the Company to pay the principal of (and premium, if any) and interest on the Securities of such series and any appurtenant coupons in a Foreign Currency, composite currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 301 is of the essence and agree that judgments in respect of such Securities shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and interest on such Securities and any appurtenant coupons shall, notwith-standing any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) in the country of issue of the Designated Currency in the case of Foreign Currency or Dollars or in the international banking community in the case of a composite currency on the Business Day immediately following the day on which such Holder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

          14. Section 401 of the Indenture is hereby amended as follows:

          (a) By adding the following to the end of the first parenthetical in the first paragraph: "and any right to receive additional amounts as provided in Section 1010."

          (b) By deleting in the parenthetical in Section 401(l)(A) the word "and" immediately prior to subsection (ii), and adding the following immediately after the end of subsection (ii):

          (iii) coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in Section 305, and
          (iv) coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in Section 1106

          15. Section 506 of the Indenture is hereby amended as follows:

          (a)  By adding the following to the end of clause SECOND of
     Section 506:

          Except to the extent otherwise provided in Section 312 if such Section is specified as applicable to Securities of a particular series, the Holders of each series of Securities denominated in ECU, any other composite currency or a Foreign Currency and any matured coupons relating thereto shall be entitled to receive a ratable portion of the amount determined by the exchange rate agent specified pursuant to
          Section 301 by converting the principal amount Outstanding of such series of Securities and matured but unpaid interest on such series of Securities in the currency in which such series of Securities is denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Maturity of the Debt Securities (or, if there is no such rate on such date, such rate as determined by such exchange rate agent).

          (b)  By adding the following to the end thereof:

          Upon receipt by the Trustee of any declaration of acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, the Trustee shall establish a record date for determining Holders of Outstanding Securities of such series entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, which record date shall be at the close of business on the day the Trustee receives such declaration of acceleration, or rescission and annulment, as the case may be. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having been obtained prior to the day which is 90 days after such record date, such declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new declaration of acceleration, or rescission or annulment thereof, as the case may be, that is identical to a declaration of acceleration, or rescission or annulment thereof, which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this
          Section 502.

          16. Section 512 of the Indenture is hereby amended by adding the following to the end thereof:

          Upon receipt by the Trustee of any such direction with respect to Securities of a series all or part of which is represented by a Global Security, the Trustee shall establish a record date for determining Holders of Outstanding Securities of such series entitled to join in such direction, which record data shall be at the close of business on the day the Trustee receives such direction.
          The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have been obtained prior to the day which is 90 days after such record date, such direction shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new direction identical to a direction which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 512.

          17. Section 513 of the Indenture is hereby amended by adding the following to the end thereof:

               The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

          18. Section 608(b) of the Indenture is hereby amended by deleting the words "by mail" and inserting the following in their place:

               in the manner and to the extent provided in Section
               703(c)

          19. Section 610(f) of the Indenture is hereby amended by deleting the words "by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register", and inserting in their place the words "in the manner provided in Section 106."

          20. Section 701 of the Indenture is hereby amended by adding the following to the end thereof:

               The Trustee shall preserve for at least two years the names and addresses of Holders of Bearer Securities filed with the Trustee pursuant to Section 703(c).

          21. Section 703 of the Indenture is hereby amended as follows:

          (a)  By deleting the following in the first sentence of
     Section 703(b): "as their names and addresses appear in the Security Register," and inserting in its place the following: ", as provided in Section 703(c)."

          (b) By relettering Section 703(c) as Section 703(d) and inserting the following immediately prior to new Section 703(d):

               (c) Reports pursuant to this Section shall be transmitted by mail:

               (1) to all Holders of Registered Securities, as the names and addresses of such Holders appear in the Security Register;

               (2) to such Holders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

               (3) except in the case of reports pursuant to Subsection (b) of this Section, to each Holder of a Security whose name and address is preserved at the time by the Trustee, as provided in Section 702(a).

          22. Section 704(3) of the Indenture is hereby amended by deleting the words "as their names and addresses appear in the Security Register", and inserting the following in their place:

          in the manner and to the extent provided in Section 703(c) with respect to reports pursuant to Section 703(a)

          23. Section 801(l) of the Indenture is hereby amended to insert the following immediately after the words "interest on all the Securities":

          (including all additional amounts, if any, payable pursuant to Section 1010)

          24. Section 901(4) of the Indenture is hereby amended by deleting the same in its entirety, and inserting the following in its place:

          (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Registered Securities or of principal (or premium, if any) or any interest on Bearer Securities, to permit Registered Securities to be exchanged for Bearer securities, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

          25. Section 902 of the Indenture is hereby amended as follows:

          (a)  By adding to the end of Section 902(l) the following:
     "change any obligation of the Company to pay additional amounts pursuant to Section 1010 (except as contemplated by Sections 301 or 801(l) or permitted by Section 901(l)), or"

          (b)  By adding to the end of Section 902(2) the following:
     "reduce the requirements of Section 1404 of quorum or voting, or"

          (c)  By adding to the end of Section 902 the following:

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

          26. Section 1001 of the Indenture is hereby amended by adding the following to the end thereof:

               Any interest due on Bearer Securities on or before Maturity, other than additional amounts, if any, payable as provided in Section 1010 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

          27. Section 1002 of the Indenture is hereby amended as follows:

          (a) By adding the following immediately after the first sentence of the first paragraph:

          If Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, (A) an office or agency in a Place of Payment for such series that is located outside the United States where Securities of such series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of such series pursuant to Section 1010); provided, however, that if the Securities of such series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange, and (B) an office or agency in a Place of Payment for such series that is located outside the United States where any Registered Securities of such series may be surrendered for registration of transfer, where securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and the Indenture may be served.

            (b) By adding the following to the end of the former third sentence of the first paragraph:

          ; provided that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 1010) at the place specified for the purpose pursuant to Section 301 or, if no such place is specified, at the main office of the Trustee in London.

          (b) By adding the following immediately after the first paragraph:

          No payment of principal of or premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities are denominated and payable in Dollars, payment of principal of and any premium and interest (including any additional amounts payable in respect thereof pursuant to Section 1010) on any Bearer Security shall be made in Dollars at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York if (but only if) payment of the full amount of such principal, premium, interest or additional amounts at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

          28. The fifth paragraph of Section 1003 of the Indenture is hereby further amended as follows:

          (a)  By changing the words "three years" to "two years".

          (b) By deleting the words "in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York" from the proviso in said fifth paragraph, and inserting the following in their place:

          in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, and each Place of Payment

          29. The Indenture is hereby amended by adding a new Section 1010 immediately after Section 1009 as follows:

          SECTION 1010.  Payment of Additional Amounts.

          If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of any series or any coupon appertaining thereto additional amounts upon the terms and subject to the conditions provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security of any series or any related coupon or the net proceeds received on the sale or exchange or any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in the terms of such Securities and this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

          If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to the Maturity, the first day on which a payment of principal (and premium, if any) is made, and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Securities of that series shall be made to Holders of Securities of that series or the related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts, if any, required by the terms of such Securities and the first paragraph of this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with Actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 1010.

          30. The first paragraph of Section 1104 of the Indenture is hereby amended to delete the words "by first-class mail, postage prepaid, mailed"; to insert the following in their place: "in the manner provided in Section 106;" and to delete the words "at his address appearing in the Security Register."

          31. Section 1106 of the Indenture is hereby amended as follows:

          (a) By adding the following to the end of the first sentence of the first paragraph:

          and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void.

          (b) By adding the following immediately prior to the proviso to the second sentence of the first paragraph:

          provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States except as otherwise provided in Section 1002), and

          (c) By adding the following immediately following the first paragraph:

          If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States except as otherwise provided in
          Section 1002.

          32. Section 1107 of the Indenture is hereby amended to add the following to the end of the sentence comprising Section 1107:

          , except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

          33. Section 1202(l) of the Indenture is hereby amended to add the following after the parenthetical and immediately prior to the word "and":

          , together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto,

          34. Section 1302(B) of the Indenture is hereby amended to add the words "and Section 1010" at the end thereof.

          35. The Indenture is hereby amended to add a new Article Fourteen as follows:


                               ARTICLE FOURTEEN
                              MEETINGS OF HOLDERS

          SECTION 1401.  Purposes for Which Meetings May be Called.

          If Securities of a series are issuable in whole or in part as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

          SECTION 1402.  Call, Notice and Place of Meetings.

               (a) The Trustee may at any time call a meeting of Holders of Securities of any series issuable in whole or in part as Bearer Securities for any purpose specified in
          Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given,in the manner provided in Section 106, not less than 21 or more than 180 days prior to the date fixed for the meeting.

               (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.

          SECTION 1403.  Persons Entitled to Vote at Meetings.

          To be entitled to vote at any meeting of Holders of securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          SECTION 1404.  Quorum; Action.

          The Persons entitled to vote a majority in principal amount of the outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the outstanding Securities of a series, the Persons entitled to vote 66 2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series that shall constitute a quorum.

          Except as limited by the first proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by such first proviso to Section 902, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66 2/3% in principal amount of the Outstanding Securities of that series; and provided further that, except as limited by such first proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the outstanding Securities of that series.

          Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

          SECTION 1405. Determination of Voting Rights; Conduct and Adjournment of Meetings.

               (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in
          Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or, in the case of Bearer Securities, by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

               (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding securities of such series represented at the meeting.

               (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (or the equivalent in ECU, any other composite currency or a Foreign Currency) of securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

               (d) Any meeting of Holders of Securities of any series duly pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

          SECTION 1406.  Counting Votes and Recording Action of
          Meetings.

          The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable,
          Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter of have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          36. The indenture is hereby amended by adding Exhibits A, B, C and D to the end thereof, as such Exhibits are attached to this second Supplemental Indenture.

          37. All provisions of this Second Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by this Second Supplemental Indenture, shall be read, taken and construed as one and same instrument.

          38. The Trustee accepts the trusts created by the Indenture, as supplemented by this Second Supplemental Indenture, and agrees to perform the same upon the terms and conditions in the Indenture, as supplemented by the Second Supplemental
     Indenture.

          39. The recitals contained in the Indenture and the Securities, except the Trustee's certificate of authentication, shall be taken as statement of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of the Indenture or the Securities.

          40. All amendments to the Indenture made hereby shall have effect only with respect to the Securities of any series created on or after the date hereof, and not with respect to the Securities of any series created prior to the date hereof.

          41. All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Indenture.

          42. This Second Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed and attested, all as of the date first above written.

                                    THE MEAD CORPORATION

                                    By: -------------------------------
                                       Title:

     [Corporate Seal]

     Attest:

     ---------------------------
           Title:

                                    BANKERS TRUST COMPANY

                                    By: -------------------------------
                                       Title:

     [Corporate Seal]

     Attest:

     ---------------------------
           Title:




               STATE OF       )
                              )    s.s:
               COUNTY OF      )

               On the           day of October, 1989, before me
     personally came               , to be known, who, being duly
     sworn, did depose and say that he is                  of THE MEAD
     CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



               STATE OF       )
                              )    s.s:
               COUNTY OF      )

               On the ---- day of October, 1989, before me personally came --------------------, to be known, who, being duly sworn, did depose and say that he is ---------------- of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                   EXHIBIT A

                   [FORM OF CERTIFICATE TO BE GIVEN BY PERSON
                ENTITLED TO RECEIVE BEARER SECURITY OR SECURITY
              INITIALLY REPRESENTED BY TEMPORARY GLOBAL SECURITY]

                                  CERTIFICATE

                          ----------------------------

                    (Insert title or sufficient description
                         of Securities to be Delivered)

          This is to certify that the above-captioned Securities is not being acquired by or on behalf of a United States person, or for offer to resell or for resale to a United States person, or any person inside the United States, or, if a beneficial interest in the Securities is being acquired by a United States person, that such United States person is a financial institution within the meaning of Section 1.165-12(c)(1)(v) of the United States Treasury Regulations or is acquiring through such a financial institution and that in either case the Securities are held by a financial institution that has agreed in writing to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and that is not purchasing for offer to resell or for resale inside the United States. If this certificate is being provided by a clearing organization, it is based on similar certificates provided to it by its member organizations; provided, however, that, if the undersigned has actual knowledge that the information contained in such a certificate is false (and, absent documentary evidence that the beneficial owner of such Security is not a United States person, it will be deemed to have actual knowledge that such beneficial owner, other than a financial institution described above, is a United States person if it has a United States address for such beneficial owner), the undersigned will not deliver a Security in temporary or definitive bearer form, to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

          As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction, and "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to Federal income taxation regardless of its source.

          We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities as to all of such securities.

          We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

     Dated:------------------, 19--




                                   EXHIBIT B

                [FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR
                               AND CEDEL S.A. IN
                 CONNECTION WITH THE EXCHANGE OF A PORTION OF
                          A TEMPORARY GLOBAL SECURITY]

                                  CERTIFICATE

                          ---------------------------

                    (Insert title or sufficient description
                         of Securities to be delivered)

          This is to certify with respect to $--------- principal amount of the above-captioned Securities that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto.

          We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

     Dated:-----------------, 19--.

     [To be dated no earlier than
     the Exchange Date]

                                        [MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK,
                                        BRUSSELS OFFICE, AS
                                        OPERATOR OF THE EURO-
                                        CLEAR SYSTEM]
                                        [CEDEL S.A.]

                                        By-------------------------


                                   EXHIBIT C

                 [FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR
                       AND CEDEL S.A. TO OBTAIN INTEREST]

                                  CERTIFICATE

                            -----------------------

            [Insert title or sufficient description of  Securities]

          We confirm that the interest payable on the Interest Payment Date(s) on [Insert Date(s)] will be paid to each of the persons appearing in our records as being entitled to interest payable on such date from whom we have received a written certification, dated not earlier than such Interest Payment Date(s), substantially in the form attached hereto.

          We undertake that any interest received by us and not paid as provided above shall be returned to the Trustee for the above Securities immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid by such Trustee to the above issuer at the end of two years after such Interest Payment Date.

     Dated:------------------, 19--.

     [To be dated on or after the
     most recent Interest Payment Date]

                                        [MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK,
                                        BRUSSELS OFFICE, AS
                                        OPERATOR OF THE EURO-
                                        CLEAR SYSTEM]
                                        [CEDEL S.A.]

                                        By----------------------------


                                   EXHIBIT D

                      [FORM OF CERTIFICATE TO BE GIVEN BY
                      ACCOUNT HOLDERS TO OBTAIN INTEREST}

                                  CERTIFICATE

                            ------------------------

            [Insert title or sufficient description of Securities]

          This is to certify that (i) as of the Interest Payment Date(s) on [Insert Date(s)], none of the above-captioned Securities held by you for our account was beneficially owned by a United States person or, if any of such Securities held by you for our account were beneficially owned by a United States person, such United States person was a financial institution as defined in section 1.165-12(c)(1)(v) of the United States Treasury Regulations under the Internal Revenue Code of 1986, as amended or acquired such Securities through a financial institution and that such Securities were held by a financial institution that agreed to comply with Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder and that was not purchasing for offer to resell or for resale inside the United States (a "qualifying financial institution") and (ii) the above-captioned Securities are not being acquired by or on behalf of a United States person or for offer to resell or for resale to a United States person or any person inside the United States or, if a beneficial interest in the Securities is being acquired by or on behalf of a United States person, that such United States person is a qualifying financial institution. If the undersigned is a clearing organization, the undersigned has obtained a similar certificate from its member organizations on which this certificate is based; provided that, if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not pay interest in respect of such Securities to, or credit interest in respect of such Securities to the account of, or deliver a security in temporary or definitive beater form to, the person who signed such certificate, notwithstanding the delivery of such certificate to the undersigned.

          As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.


     Dated: -------------------, 19--.

     {To be dated on or after the
     most recent Interest Payment Date]

                                             [Name of Person Entitled
                                             to Receive Interest]

                                             ----------------------------
                                             (Authorized Signatory)
                                             Name:-----------------------
                                             Title:----------------------